INVESTOR PRESENTATION 3rd Quarter 2024 NASDAQ: SRCE | www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest- bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. 2page

CORPORATE OVERVIEW Founded in 1863 $8.8 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking  Locations throughout northern Indiana and southwestern Michigan  Business and personal banking, payment services, lending, mortgage, and leasing  Investment management, wealth advisory, estate planning, and retirement planning services  Business and consumer insurance sales Renewable Energy Financing  National footprint  Construction loans, permanent loans, and tax equity investments  Community solar, commercial and industrial, small utility scale, university, and municipal projects  Energy storage solutions Specialty Finance  National and international footprint  Auto rental and leasing  Truck rental and leasing  Construction machinery  Corporate and personal aircraft 3page

MISSION & VISION 4page Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision  Offer our clients the highest quality service  Be the financial institution of choice in each market we serve  Remain independent and nurture pride of ownership among all 1st Source colleagues  Support a proud family of colleagues who personify the 1st Source spirit of partnership  Achieve long-term, superior financial results

MARKET AREA 5page Specialty Finance Loans & Leases $3.47 billion Community Bank Loans & Leases $3.16 billion

BUSINESS MIX Loans & Leases 6page COMMUNITY BANKING 48% SPECIALTY FINANCE 52% Business 75% Personal 25%

COMMUNITY BANKING 77 Banking Centers 97 Twenty-four-hour ATMs 9 Trust & Wealth Advisory locations with approximately $6.0 billion of assets under management 10 1st Source Insurance offices 3 Loan Production offices 7page In person OnlineOver the phone Mobile

8page RENEWABLE ENERGY FINANCING Our Renewable Energy Financing Division provides sponsors and developers with one-stop-shop financing by providing construction loans, permanent loans, and tax equity investments to community solar, commercial and industrial, small utility scale, university, and municipal projects. Loans and investments are made across the contiguous United States with a focus in the Northeast and Midwest. Financed solar projects positively impact communities across our growing portfolio through energy cost savings and renewable energy generation and energy storage solutions. Environmental Impact The estimated aggregate power capacity of financed projects avoids 306,294 metric tons of carbon greenhouse emissions annually.* • Over $479 million in loans and leases outstanding as of September 30, 2024 • Over $162 million invested to date in tax equity partnership investments as of September 30, 2024 Equivalent Emissions Avoided Annually* 34,465,355 30,087,781 337,559,035 4,055 39,944 60,449 1,685 709,134 100,773 MWh/year offset during peak hours due to energy storage solutions financed by 1st Source * Source: https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator as of October 18, 2024

SPECIALTY FINANCE GROUP Auto and Light Truck Division Auto/light truck division provides financing for automobile rental and commercial auto leasing companies, and light truck rental and leasing companies. Medium and Heavy Duty Truck Division The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. Construction Equipment Division Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Aircraft Division Aircraft division provides financing primarily for new and pre-owned general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. 9page

58.0 93.3 123.1 146.1 0 25 50 75 100 125 150 175 Q3 21 Q3 22 Q3 23 Q3 24 Zelle Transactions (000s)7 62.0 66.7 70.0 74.8 45.0 50.0 55.0 60.0 65.0 70.0 75.0 80.0 Q3 21 Q3 22 Q3 23 Q3 24 Mobile Users (000s)² Zelle (P2P) HIGHLY RATED, FEATURE-RICH MOBILE APP Budget & Account Aggregation Other Services: Balance & Transfers, Pay Bills / eBills, Mobile Deposit, A2A Transfers Credit Score Mgmt.⁴ Debit Card Control Digital Wallet ⁵ 1 “Digital Adoption” is based on the primary deposit account holders’ usage of our online/mobile banking platforms 2 “Mobile Users” is based on activity within the Mobile App within the last 90 days 3 “Service Usage” are the number of distinct services (presented on the left) used by a digital user 4 Launched service in May 2022 5 1st Source Debit Cards can be loaded into Apple Pay, Samsung Pay & Google Wallet Apps 6. Based on Apple’s App Store rating at quarter-end 7. Some previously reported quarterly transactions have been modified. .. page 10 9.7K RATINGS 4.8  9.7K RATINGS 6 57% 63% 65% 67% 16% 14% 13% 12% 27% 23% 22% 21% 0% 25% 50% 75% 100% Q3 21 Q3 22 Q3 23 Q3 24 Digital Adoption¹ Mobile & Online Online Only Non-Digital 21% 29% 31% 31% 25% 22% 23% 23% 34% 25% 25% 25% 20% 24% 21% 21% 0% 25% 50% 75% 100% Q3 21 Q3 22 Q3 23 Q3 24 Service Usage³ 4+ 3 2 1

page 11 INSTANT PAYMENTS Successfully launched instant payment systems Real Time Payments (RTP) and FedNow over three phases in 2023: • RTP Receive & Send  Fully enabled ~May ‘23 • FedNow Receive & Send  Fully enabled ~July ‘23  One of only 35 banks and credit unions to launch FedNow on day one (~1,000 FI’s today)  Send capabilities for instant payments restricted to business clients only As of September 30, 2024, 1st Source received or sent over $163 million through RTP and FedNow channels, as well as surpassed 176,000 total transactions. 1,377 16,135 22,327 28,758 31,734 35,858 38,120 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Total Transaction Volume Received 5 94 217 283 519 726 0 100 200 300 400 500 600 700 800 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Total Transaction Volume Sent

AN EXPERIENCED AND PROVEN TEAM Executive Team 6 executives with an average 35 years each of banking experience and 26 years with 1st Source Business Banking Officers 40 business banking officers with an average 21 years each of lending experience and with 1st Source from 1 to 35 years Specialty Finance Group Officers 25 specialty finance officers with an average 24 years each of lending experience and with 1st Source from 1 to 34 years 12page

PERFORMANCE CLIENT Indiana SBA Community Lender Award 2013-2023 #1 SBA Lender in our Indiana footprint #1 SBA Lender Headquartered in State of Indiana #1 Deposit share in our 16 contiguous county market #5 Lender of Community Development Loans (Total Dollars) in State of Indiana by Banks Headquartered in Indiana. 2022 CRA data by FFIEC. #3 Lender of Community Development Loans (# of Loans) in State of Indiana by Banks Headquartered in Indiana. 2022 CRA data by FFIEC. #20 On Monitor Magazine’s 2023 Top 50 Bank Finance/Leasing Companies in the U.S. #35 On Monitor Magazine’s 2023-24 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. 13page

PERFORMANCE LEADERSHIP 2024 Forbes’ America’s Best Banks list #14 in the U.S. and #1 in Indiana 2024 Forbes’ Best in State Banks 2024 Forbes’ America’s Best-in-State Employers 2024 Forbes’ 500 Best Employers for New Grads 2024 US News & World Report – Best Companies to Work For - Midwest Indianapolis Business Journal’s 250 Most Influential Business Leaders Christopher J. Murphy III Chairman and CEO 1st Source Corporation Tracy D. Graham & Isaac P. Torres Board Members 14page

FINANCIAL REVIEW

16page 5128 5987 6426 6121 6163 609 356 285 836 947 0.53% 0.19% 0.38% 1.77% 2.38% -0.40% 0.52% 1.44% 2.36% 3.28% 4.20% 0 3,000 6,000 9,000 2020 2021 2022 2023 2024 YTD Core Deposits ($MM) Non-core Deposits ($MM) Effective Rate on Deposits (%) CORE DEPOSIT FRANCHISE TOTAL AVERAGE DEPOSITS *Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 6343 6711 6957 7110 5737

17page Time 26% Noninterest- bearing demand 23% Interest- bearing demand 34% Savings 17% Public Fund 18% Brokered 8% Business 27% Consumer (1) 47% (1) Includes business customer certificates of deposit which were immaterial Approximately 230,400 deposit accounts with an average balance of $30,900. Account Type Owner Classification Diversified Deposit Mix End of Period Balances

18page $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 June 18 June 19 June 20 June 21 June 22 June 23 June 24 1st Source Chase Lake City Bank Fifth Third Horizon Bank DEPOSIT MARKET SHARE 16 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) Data as of June 2024 – FDIC (via S&P Global Market Intelligence) *Includes Allen, DeKalb, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2024 ______14.28% ___________10.00% ___9.91% ________4.86% _____4.48%

19page 5463 5438 5567 6204 6572 4.44% 4.32% 4.74% 6.25% 6.86% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2500 4000 5500 7000 2020 2021 2022 2023 2024 YTD Loans & Leases ($MM) Yield on Loans & Leases - FTE (%)* GROWING LOAN PORTFOLIO Total Average Loans & Leases * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

20page Commercial Real Estate 17% Residential Real Estate 10% Consumer 2% Medium and Heavy Duty Truck 5% Auto and Light Truck 15% Construction Equipment 17% Aircraft 16% Commercial 18% DIVERSIFIED LOAN PORTFOLIO 2024 Average Loans by Type

21page 2.56% 2.38% 2.32% 2.26% 2.30% 2020 2021 2022 2023 2024 YTD STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Allowance 1.16% 0.77% 0.45% 0.37% 0.47% 2020 2021 2022 2023 2024 YTD Low Nonperforming Assets 0.17% 0.16% 0.03% -0.04% 0.10% 2020 2021 2022 2023 2024 YTD Limited Losses Nonperforming Assets Net Charge-Offs (Recoveries) Solid Reserves

22page 81.4 118.5 120.5 124.9 96.5 101.2 3.17 4.70 4.84 5.03 3.87 4.09 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $0 $15 $30 $45 $60 $75 $90 $105 $120 $135 2020 2021 2022 2023 2023 YTD 2024 YTD Net Income ($MM) EPCS (Diluted) NET INCOME & EARNINGS PER SHARE

23page 142.3 150.6 170.0 167.6 129.1 140.8 $0 $50 $100 $150 $200 2020 2021 2022 2023 2023 YTD 2024 YTD PRE-TAX, PRE-PROVISION INCOME ($MM) *See “Reconciliation of non-GAAP Financial Measures” in Appendix.

24page 1.34% 1.41% 1.14% 1.53% 1.49% 1.48% 1.55% 11.09% 11.50% 9.41% 13.07% 13.81% 13.48% 13.02% 12.50% 12.85% 10.42% 14.40% 15.28% 14.82% 14.17% 4.00% 8.00% 12.00% 16.00% 0.60% 1.20% 1.80% 2.40% 3.00% 2018 2019 2020 2021 2022 2023 2024 YTD R O AE a nd R O AT E R O AA Return on Average Assets Return on Average Common Equity Return on Average Tangible Common Equity** INCOME PERFORMANCE METRICS 1st SOURCE PERFORMS WELL AGAINST PEERS WHILE MAINTAINING STRONG CAPITAL LEVELS *Peer group data as of June 30, 2024. ** See “Reconciliation of non-GAAP Financial Measures” in Appendix. YTD Median Peer Data* National C&I Midwest ROATE 14.12% 13.53% ROAE 10.90% 10.77% ROAA 1.06% 1.23%

25page 226.4 237.1 264.1 279.4 207.9 221.9 3.39% 3.23% 3.45% 3.51% 3.51% 3.59% 2.25% 3.25% 4.25% 5.25% $0 $60 $120 $180 $240 $300 2020 2021 2022 2023 2023 YTD 2024 YTD Net Interest Income ($MM) Net Interest Margin (%) NET INTEREST MARGIN (FTE)* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

26page Trust, Wealth Advisory, and Retirement Plan Services 31% Other 19% Debit Card 21% Service Charges on Deposit Accounts 15% Insurance Commissions 8% Mortgage Banking 5% Equipment Rental 1% DIVERSE SOURCES OF NONINTEREST INCOME Fair Value of Assets Under Management of $6.0B * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Noninterest Income Composition 2024 = $64.6MM* 23% of Total Revenue*

27page 167.2 172.5 174.7 194.6 143.2 145.3 54.2% 53.5% 51.1% 54.2% 53.5% 51.2% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $70.0 $140.0 $210.0 2020 2021 2022 2023 2023 YTD 2024 YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* OPERATING EXPENSES * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

15.99% 16.76% 16.10% 16.25% 17.10% 2020 2021 2022 2023 2024 YTD 28page 12.15% 11.89% 12.63% 13.26% 13.93% 2020 2021 2022 2023 2024 YTD STRONG CAPITAL POSITION Tier 1 Leverage Ratio 14.73% 15.50% 14.84% 14.99% 15.84% 2020 2021 2022 2023 2024 YTD Tier 1 Risk Based Ratio Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 11.10% 10.39% 9.45% 10.48% 11.76% 2020 2021 2022 2023 2024 YTD 5% Well Capitalized 8% Well Capitalized 10% Well Capitalized * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: There were no treasury stock acquisitions in 2024

29page 17.10% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1st Source Corp Well-Capitalized LONG HISTORY OF CONSERVATIVE CAPITAL Total Capital (To Risk-Weighted Assets) 10% Well Capitalized

30page $24.47 $26.30 $29.18 $31.62 $33.64 $31.63 $37.06 $41.62 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2017 2018 2019 2020 2021 2022 2023 2024 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

31page 0.645 0.671 0.720 0.760 0.960 1.100 1.130 1.210 1.260 1.300 1.400 $0.000 $0.200 $0.400 $0.600 $0.800 $1.000 $1.200 $1.400 $1.600 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD COMMON DIVIDENDS PER SHARE 36 YEARS OF CONSECUTIVE DIVIDEND GROWTH

32page DELIVERING RETURNS TO SHAREHOLDERS Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices

33page DELIVERING RETURNS TO SHAREHOLDERS December 31, 2007 – October 25, 2024

PERFORMANCE FINANCIAL 2019-2024 KBW Bank Honor Roll Sixth consecutive year named among top 5% of banks with more than $500 million in total assets and ten consecutive years of increased earnings per share 2024 Forbes’ America’s Best Banks list #14 in the U.S. and #1 in Indiana 2023 S&P Global Market Intelligence’s Top 50 Community Banks #22 with $3B to $10B in assets 2023 Piper Sandler Sm-All Stars One of 30 banks/thrifts identified as a top performing small-cap bank in the country Bank Performance Scorecard by Bank Director Magazine #26 Of 123 banks between $5 billion and $50 billion in assets 5-Star Superior Rating – BauerFinancial 36 Years of consecutive dividend growth 34page NCIAL

INVESTMENT CONSIDERATIONS Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth Experienced and proven team with significant investment in bank Diversification of product mix and geography with asset generation capability Leading market share in community banking markets Stable credit quality, strongly reserved Strong capital and liquidity position and 36 consecutive years of dividend growth 35page

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board and CEO 1st Source Corporation (574) 235-2711 Murphy-c@1stsource.com Andrea G. Short President, 1st Source Corporation President and CEO, 1st Source Bank (574) 235-2348 shorta@1stsource.com Brett A. Bauer CFO and Treasurer (574) 235-2638 bauerb@1stsource.com 36page

APPENDIX

CONSOLIDATED BALANCE SHEET 38page (Dollars in millions) 2020 2021 2022 2023 2024 YTD Cash and cash equivalents 243$ 525$ 123$ 130$ 169$ Investment securities and other investments* 1,225 1,890 1,800 1,648 1,587 Loans and leases, net of unearned discount 5,502 5,360 6,015 6,520 6,620 Allowance for loan and lease losses (141) (127) (139) (148) (152) Equipment owned under operating leases, net 65 48 32 20 13 Other assets 422 400 508 558 527 Total assets 7,316$ 8,096$ 8,339$ 8,728$ 8,764$ Noninterest-bearing deposits 1,637$ 2,053$ 1,998$ 1,656$ 1,636$ Interest-bearing deposits 4,309 4,626 4,930 5,383 5,490 Total deposits 5,946 6,679 6,928 7,039 7,126 Total borrowings 291 330 321 419 264 Other liabilities 148 118 166 202 199 Total shareholders' equity 887 916 864 989 1,104 Noncontrolling interests 44 53 60 79 71 Total equity 931 969 924 1,068 1,175 Total liabilities and equity 7,316$ 8,096$ 8,339$ 8,728$ 8,764$ *All investment securities are available for sale. The Company does not hold any held to maturity investment securities.

CONSOLIDATED INCOME STATEMENT 39page (Dollars in millions) 2020 2021 2022 2023 2023 YTD 2024 YTD Net interest income 226$ 237$ 263$ 279$ 207$ 221$ Provision (recovery of provision) for credit losses 36 (4) 13 6 4 10 Noninterest income* 83 86 81 84 65 65 Noninterest expense* 167 172 174 195 143 145 Income before income taxes 106 155 157 162 125 131 Income tax expense 25 36 36 37 28 30 Net income 81 119 121 125 97 101 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders 81$ 119$ 121$ 125$ 97$ 101$ Diluted net income per common share 3.17$ 4.70$ 4.84$ 5.03$ 3.87$ 4.09$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See Reconciliation of non-GAAP Financial Measures" in Appendix.

40page Transportation & Warehousing 15% Finance & Insurance and Real Estate 17% Services 23% Retail Trade 8% Construction 12% Manufacturing 8% Ag, Forestry, Fishing & Hunting 9% Wholesale Trade 4% Other* 4% * Other includes: Mining, Utilities, and Information AIRCRAFT PORTFOLIO INDUSTRIES BY NAICS

65% 33% 2% 41page Interest Rate Risk Characteristics • Variable rate loans reprice quickly — 90% of Variable reprice within 3 months • Fixed rate loans have short terms — Weighted average remaining life of 2.68 years. • Stable, low-cost deposit funding base — Cost of Funds as of September 30, 2024, of 2.38% — 23% non-interest-bearing deposits • Liquid and high-quality investment portfolio of $1.6 billion. • Average investment portfolio duration of 2.72 years. Net Interest Income Sensitivity 1 year difference versus no rate change +100 bps Parallel Ramp -100 bps Parallel Ramp +0.68% -0.62% LOANS Fixed Variable Repricing within 3 months Variable Repricing greater than 3 months ASSET LIABILITY MANAGEMENT 2.68 yr. weighted avg. remaining life

42page OWNERSHIP SUMMARY Institutional 11,673,251 47.6% Insiders 7,765,157 31.7% Retail/Other 4,354,514 17.8% 1st Source ESOP(2) 721,461 2.9% Total Shares Outstanding(1) 24,514,383 100.0% Institution (Top 10 Institutions) Shares % of Total BlackRock Inc. 1,595,520 6.5% Dimensional Fund Advisors LP 1,588,461 6.5% Vanguard Group Inc. 872,766 3.6% Wellington Management Group LLP 842,103 3.4% Charles Schwab Investment Mgmt 584,500 2.4% State Street Global Advisors Inc. 557,960 2.3% AllianceBernstein LP 555,293 2.3% Boston Trust Walden Co. 436,086 1.8% Geode Capital Management LLC 429,660 1.7% Manulife Asset Management 269,449 1.1% Top 10 Institutions(2) 7,731,798 31.6% Other 3,941,453 16.0% Total Institutional Ownership(2) 11,673,251 47.6% Institutional, 47.6% Insiders, 31.7% Retail/Other, 17.8% 1st Source ESOP, 2.9% (1) As of September 30, 2024 (2) As of June 30, 2024 or most recently reported data Source: S&P Global Market Intelligence and Company filings

43page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Yield on Loans and Leases (Dollars in thousands) 2020 2021 2022 2023 2024 YTD (A) Loans and leases interest income (GAAP) 242,172$ 234,583$ 263,677$ 387,143$ 337,341$ (B) Plus: loans and leases fully tax-equivalent adjustments 333 319 366 381 239 (C) Loans and leases interest income - FTE (A+B) 242,505 234,902 264,043 387,524 337,580 (D) Average loans and leases 5,463,436$ 5,437,817$ 5,566,701$ 6,203,857$ 6,572,108$ (E) Annualization factor 1.00 1.00 1.00 1.00 1.34 Yield on loans and leases (GAAP) (A*E)/D 4.43% 4.31% 4.74% 6.24% 6.86% Yield on loans and leases - FTE (C*E)/D 4.44% 4.32% 4.74% 6.25% 6.86% Pre-Tax, Pre-Provision Income (Dollars in thousands) 2020 2021 2022 2023 2023 YTD 2024 YTD (A) Income before income taxes (GAAP) 106,341$ 154,885$ 156,787$ 161,680$ 125,157$ 130,997$ (B) Plus: Provision (recovery of provision) for credit losses 36,001 (4,303) 13,245 5,866 3,955 9,759 (C) Pre-tax pre-provision income (A+B) 142,342$ 150,582$ 170,032$ 167,546$ 129,112$ 140,756$ Calculation of Return on Average Tangible Common Equity (Dollars in thousands) 2018 2019 2020 2021 2022 2023 2024 YTD (A) Net income (GAAP) 82,414$ 91,960$ 81,437$ 118,534$ 120,509$ 124,927$ 101,185$ (B) 743,173 799,736 865,278 906,951 872,721 926,935 1,037,809 (C) Less: average goodwill and intangible assets 84,077 83,985 83,959 83,937 83,916 83,905 83,910 (D) Average tangible common shareholders' equity (B-C) 659,096$ 715,751$ 781,319$ 823,014$ 788,805$ 843,030$ 953,899$ (E) Annualization factor 1.00 1.00 1.00 1.00 1.00 1.00 1.34 Return on average common equity (GAAP) (A*E)/B 11.09% 11.50% 9.41% 13.07% 13.81% 13.48% 13.02% Return on average tangible common equity (A*E)/D 12.50% 12.85% 10.42% 14.40% 15.28% 14.82% 14.17% Average common shareholders' equity (GAAP)

44page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Net Interest Margin (Dollars in thousands) 2020 2021 2022 2023 2023 YTD 2024 YTD (A) Interest income (GAAP) 263,031$ 254,772$ 293,816$ 416,907$ 302,336$ 360,867$ (B) Plus: fully tax-equivalent adjustments 543 459 628 741 575 436 (C) Interest income - FTE (A+B) 263,574 255,231 294,444 417,648 302,911 361,303 (D) Interest expense (GAAP) 37,211 18,134 30,347 138,260 95,019 139,416 (E) Net interest income (GAAP) (A-D) 225,820 236,638 263,469 278,647 207,317 221,451 (F) Net interest income - FTE (C-D) 226,363 237,097 264,097 279,388 207,892 221,887 (G) Average earning assets 6,684,246$ 7,338,639$ 7,661,168$ 7,956,604$ 7,917,763$ 8,253,068$ (H) Annualization factor 1.00 1.00 1.00 1.00 1.34 1.34 Net interest margin (GAAP) (E*H)/G 3.38% 3.22% 3.44% 3.50% 3.50% 3.58% Net interest margin - FTE (F*H)/G 3.39% 3.23% 3.45% 3.51% 3.51% 3.59% Noninterest Income (Dollars in thousands) 2020 2021 2022 2023 2023 YTD 2024 YTD (A) Noninterest income (GAAP) 103,889$ 100,092$ 91,262$ 90,623$ 70,547$ 67,825$ (B) Less: depreciation - leased equipment (20,203) (13,694) (10,023) (7,093) (5,570) (3,194) (C) Noninterest income - adjusted (A-B) 83,686$ 86,398$ 81,239$ 83,530$ 64,977$ 64,631$ Noninterest Expense (Dollars in thousands) 2020 2021 2022 2023 2023 YTD 2024 YTD (A) Noninterest expense (GAAP) 187,367$ 186,148$ 184,699$ 201,724$ 148,752$ 148,520$ (B) Less: depreciation - leased equipment (20,203) (13,694) (10,023) (7,093) (5,570) (3,194) (C) Noninterest expense - adjusted (A-B) 167,164$ 172,454$ 174,676$ 194,631$ 143,182$ 145,326$

45page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Efficiency Ratio (Dollars in thousands) 2020 2021 2022 2023 2023 YTD 2024 YTD (A) Net interest income (GAAP) 225,820$ 236,638$ 263,469$ 278,647$ 207,317$ 221,451$ (B) Net interest income - FTE 226,363 237,097 264,097 279,388 207,892 221,887 (C) Plus: noninterest income (GAAP) 103,889 100,092 91,262 90,623 70,547 67,825 (D) Less: gains/losses on investment securities and partnership investments (1,652) (1,020) (3,714) (3,875) (5,049) (2,678) (E) Less: depreciation - leased equipment (20,203) (13,694) (10,023) (7,093) (5,570) (3,194) (F) Total net revenue (GAAP) (A+C) 329,709 336,730 354,731 369,270 277,864 289,276 (G) Total net revenue - adjusted (B+C-D-E) 308,397 322,475 341,622 359,043 267,820 283,840 (H) Noninterest expense (GAAP) 187,367 186,148 184,699 201,724 148,752 148,520 (E) Less: depreciation - leased equipment (20,203) (13,694) (10,023) (7,093) (5,570) (3,194) (I) Noninterest expense - adjusted (H-E) 167,164$ 172,454$ 174,676$ 194,631$ 143,182$ 145,326$ Efficiency ratio (GAAP-derived) (H/F) 56.8% 55.3% 52.1% 54.6% 53.5% 51.3% Efficiency ratio - adjusted (I/G) 54.2% 53.5% 51.1% 54.2% 53.5% 51.2% Calculation of Tangible Common Equity-to-Tangible Assets Ratio (Dollars in thousands) 2020 2021 2022 2023 2024 YTD (A) Total common shareholders' equity (GAAP) 886,845$ 916,255$ 864,068$ 989,568$ 1,104,253$ (B) Less: goodwill and intangible assets (83,948) (83,926) (83,907) (83,916) (83,902) (C) Total tangible common shareholders' equity (A-B) 802,897 832,329 780,161 905,652 1,020,351 (D) Total assets (GAAP) 7,316,411 8,096,289 8,339,416 8,727,958 8,763,946 (B) Less: goodwill and intangible assets (83,948) (83,926) (83,907) (83,916) (83,902) (E) Total tangible assets (D-B) 7,232,463$ 8,012,363$ 8,255,509$ 8,644,042$ 8,680,044$ Common equity-to-assets ratio (GAAP-derived) (A/D) 12.12% 11.32% 10.36% 11.34% 12.60% Tangible common equity-to-tangible assets ratio (C/E) 11.10% 10.39% 9.45% 10.48% 11.76%

46page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Tangible Book Value per Common Share (Dollars in thousands, except for per share data) 2017 2018 2019 2020 2021 2022 2023 2024 YTD (A) Total common shareholders' equity (GAAP) 718,537$ 762,082$ 828,277$ 886,845$ 916,255$ 864,068$ 989,568$ 1,104,253$ (B) Less: goodwill and intangible assets (83,742) (83,998) (83,971) (83,948) (83,926) (83,907) (83,916) (83,902) (C) Total tangible common shareholders' equity (A-B) 634,795$ 678,084$ 744,306$ 802,897$ 832,329$ 780,161$ 905,652$ 1,020,351$ (D) Actual common shares outstanding 25,936,764 25,783,728 25,509,474 25,389,117 24,739,512 24,662,286 24,434,604 24,514,383 Book value per common share (GAAP-derived) (A/D)*1000 27.70$ 29.56$ 32.47$ 34.93$ 37.04$ 35.04$ 40.50$ 45.05$ Tangible common book value per share (C/D)*1000 24.47$ 26.30$ 29.18$ 31.62$ 33.64$ 31.63$ 37.06$ 41.62$